SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2000
                                                       -------------------

                              Regency Group Limited
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                     000-26687               88-0416790
 ----------------------------   ------------------------  ---------------------
 (State or other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)


8930 E. Raintree Drive, Suite 100, Scottsdale, Arizona            85260
------------------------------------------------------          ----------
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (480) 444-2014
                                                          ---------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Regency Group Limited (the Company) has completed the previously reported acquisition of e-River Marketing, Inc..

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        None.

ITEM 5. OTHER EVENTS.

        None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) The audited financial statements of e-River Marketing, Inc. for the period ending June 30, 2000 are filed as a part of this report.


ITEM 8. CHANGE IN FISCAL YEAR.

        None

                             E-RIVER MARKETING, INC.

                              FINANCIAL STATEMENTS

                         FOR THE PERIOD FROM THE DATE OF
                           INCEPTION, JANUARY 14, 2000
                              THROUGH JUNE 30, 2000

INDEPENDENT AUDITORS' REPORT


To The Stockholders and Board of Directors of e-River Marketing, Inc. (Formerly DealUpdate.com)

We have audited the accompanying balance sheet of e-River Marketing, Inc. as of June 30, 2000, and the related statements of operations, changes in stockholders' equity, and cash flows for the period from the date of inception, January 14, 2000 through June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of e-River Marketing, Inc. as of June 30, 2000, and the results of its operations, changes in stockholders' equity, and its cash flows for the period from the date of inception, January 14, 2000, through June 30, 2000, in conformity with generally accepted accounting principles.


/s/ Semple & Cooper, LLP

Certified Public Accountants

Phoenix, Arizona
July 25, 2000

                             E-RIVER MARKETING, INC.
                                  BALANCE SHEET
                                  JUNE 30, 2000


                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents (Notes 1)                                 $  39,614
  Accounts receivable - trade, net (Note 1)                             461,400
  Inventory (Note 1)                                                     93,917
  Other current assets                                                    6,584
                                                                      ---------

        TOTAL CURRENT ASSETS                                            601,515
                                                                      ---------

PROPERTY AND EQUIPMENT, NET (NOTES 1 AND 2)                              15,952
SOFTWARE DEVELOPMENT COSTS, NET (NOTE 1)                                  6,636
                                                                      ---------

        TOTAL ASSETS                                                  $ 624,103
                                                                      =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Loan payable to related parties(Note 3)                             $ 340,000
  Accounts payable                                                        4,424
  Accrued liabilities                                                     9,139
                                                                      ---------

        TOTAL CURRENT LIABILITIES                                       353,563
                                                                      ---------

COMMITMENTS: (NOTE 5)                                                        --

STOCKHOLDERS' EQUITY: (NOTE 6)
  Common stock, $.0001 par value, 100,000,000 shares
    authorized, 12,414,000 shares issued and outstanding                  1,241
  Additional paid-in capital                                            744,975
  Accumulated Deficit                                                  (475,676)
                                                                      ---------

        TOTAL STOCKHOLDERS' EQUITY                                      270,540
                                                                      ---------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 624,103
                                                                      =========

                   The Accompanying Notes are an Integral Part
                           of the Financial Statements

                             E-RIVER MARKETING, INC.
                             STATEMENT OF OPERATIONS
                   FOR THE PERIOD FROM THE DATE OF INCEPTION,
                     JANUARY 14, 2000 THROUGH JUNE 30, 2000


REVENUES                                                            $   885,304

COST OF REVENUES                                                        793,084
                                                                    -----------

GROSS PROFIT                                                             92,220

GENERAL AND ADMINISTRATIVE EXPENSES                                     565,506
                                                                    -----------

NET LOSS FROM OPERATIONS                                               (473,286)
                                                                    -----------

OTHER EXPENSE:
        Interest expense                                                 (2,390)
                                                                    -----------

NET LOSS                                                            $  (475,676)
                                                                    ===========

BASIC LOSS PER COMMON SHARE                                         $     (0.05)
                                                                    ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                                   9,521,700
                                                                    ===========

                   The Accompanying Notes are an Integral Part
                           of the Financial Statements

                             E-RIVER MARKETING, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                   FOR THE PERIOD FROM THE DATE OF INCEPTION,
                     JANUARY 14, 2000 THROUGH JUNE 30, 2000


                                                  COMMON STOCK
                                              --------------------      ADDITIONAL      ACCUMULATED
                                                SHARES      AMOUNT    PAID IN CAPITAL     DEFICIT       TOTAL
                                                ------      ------    ---------------     -------       -----
Balance at January 14, 2000                          --     $   --       $     --       $      --     $      --

  Common stock issued at inception            8,000,000        800             16              --           816

  Common stock sold for cash                    910,000         91        219,909              --       220,000

  Conversion of debt to common stock          1,000,000        100         49,900              --        50,000

  Conversion of warrants to common stock      1,000,000        100         99,900              --       100,000

  Common stock issued for services            1,504,000        150        375,250              --       375,400

  Net loss                                           --         --             --        (475,676)     (475,676)
                                             ----------     ------       --------       ---------     ---------

Balance at June 30, 2000                     12,414,000     $1,241       $744,975       $(475,676)    $ 270,540
                                             ==========     ======       ========       =========     =========

                   The Accompanying Notes are an Integral Part
                           of the Financial Statements

                             E-RIVER MARKETING, INC.
                             STATEMENT OF CASH FLOWS
                   FOR THE PERIOD FROM THE DATE OF INCEPTION,
                     JANUARY 14, 2000 THROUGH JUNE 30, 2000


INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net Loss                                                             $(475,676)
 Adjustments to reconcile net loss to net
  Cash used by operating activities:
  Depreciation                                                              914
  Stock issued for services and other conversions                       423,966
 Changes in Assets and Liabilities:
  Accounts receivable-trade                                            (461,400)
  Inventory                                                             (93,917)
  Other current assets                                                   (6,584)
  Accounts payable                                                        4,424
  Accrued liabilities                                                     9,139
                                                                      ---------
        NET CASH USED BY OPERATING ACTIVITIES                          (599,134)
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                    (16,866)
  Software development costs                                             (6,636)
                                                                      ---------
        NET CASH USED BY INVESTING ACTIVITIES                           (23,502)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from loan payable to relted parties                          340,000
  Proceeds from issuance of stock                                       322,250
                                                                      ---------
        NET CASH PROVIDED BY FINANCING ACTIVITIES                       662,250
                                                                      ---------

Net change in cash and cash equivalents                                  39,614

Cash and cash equivalents at beginning of period                             --
                                                                      ---------

Cash and cash equivalents at end of period                            $  39,614
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid                                                       $  (2,390)
                                                                      =========
NONCASH INVESTING AND FINANCING ACTIVITIES: (NOTE 6)
  Common stock issued for services and other conversions              $ 423,966
                                                                      =========

                   The Accompanying Notes are an Integral Part
                           of the Financial Statements

                             E-RIVER MARKETING, INC.
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                     NOTE 1

                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
                   NATURE OF OPERATIONS AND USE OF ESTIMATES:
--------------------------------------------------------------------------------


NATURE OF OPERATIONS:

e-River Marketing, Inc. (the "Company"), is a Nevada corporation formed on January 14, 2000. e-River Marketing, Inc. was formerly known as DealUpdate.com, Inc. The principal business purpose of the Company is the distribution of computer components over the internet to businesses throughout the world.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS:

Cash and cash equivalents are considered to be all highly liquid investments purchased with an initial maturity of three (3) months or less.

ACCOUNTS RECEIVABLE - TRADE:

The Company provides for potentially uncollectible accounts receivable by use of the allowance method. The allowance is provided based upon a review of the individual accounts outstanding, and the Company's prior history of uncollectible accounts receivable. As of June 30, 2000, no provision has been established.

SOFTWARE DEVELOPMENT COSTS:

The Company capitalizes software development costs in accordance with Statement of Position No. 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use." Capitalization of software development costs begins when the preliminary project stage is completed and management authorizes and commits to funding the computer software project and it is probable that the project will be completed and the software will be used to perform the function intended. Upgrades and enhancements that result in additional functionality are capitalized as incurred. The Company periodically reviews the carrying value of software development costs. Impairments, if any, will be recognized when the asset is not expected to provide any future service potential to the Company. Amortization of capitalized software development costs begins when all substantial testing is complete, and the computer software is ready for its intended use. Software development costs are amortized using the straight-line method with a useful life of five years, which represents the remaining estimated economic life of the computer software.

INVENTORY:

Inventory, consisting of primarily computer equipment, is stated at the lower of cost or market. The Company periodically reviews its inventory and makes provisions for damaged or obsolete inventory, if necessary. No provisions for damaged or obsolete inventory has been included in the accompanying financial statements.

                             E-RIVER MARKETING, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
                                     NOTE 1

                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
                   NATURE OF OPERATIONS AND USE OF ESTIMATES:
--------------------------------------------------------------------------------


PROPERTY AND EQUIPMENT:

Property and equipment are recorded at cost. Depreciation is provided for on the straight-line method over the estimated useful lives of the assets. The average life of the assets are five years. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred. Property and equipment are reviewed each year to determine whether any events or circumstances indicate that the carrying amount of the assets may not be recoverable. Such review includes estimating future cash flows. Property and equipment costs are expensed when determined to be not realizable.

INCOME TAXES:

Deferred income taxes are provided on an asset and liability method, whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, there is uncertainty of the utilization of the operating losses in future periods. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.


--------------------------------------------------------------------------------
                                     NOTE 2

                             PROPERTY AND EQUIPMENT:
--------------------------------------------------------------------------------

At June 30, 2000 property and equipment consists of:

Computers and  equipment                                    $ 12,027
Furniture and fixtures                                         4,839
                                                            --------
                                                              16,866
Less: accumulated depreciation                                  (914)
                                                            --------

                                                            $ 15,952
                                                            ========

Depreciation expense for the period from the date of inception, January, 14, 2000 through June 30, 2000 was $914.

--------------------------------------------------------------------------------
                                     NOTE 3

                           RELATED PARTY TRANSACTIONS:
--------------------------------------------------------------------------------

LOAN PAYABLE TO RELATED PARTIES:

At June 30, 2000, the company had two loans payable to related parties in the amount of $340,000. The loans payable bear interest at 1.5% monthly and are due on demand.

                             E-RIVER MARKETING, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
                                     NOTE 4

                                  INCOME TAXES:
--------------------------------------------------------------------------------

As of June 30, 2000 long-term deferred tax assets (liabilities) consist of the following:

Net operating loss carryforwards                            $ 109,375
Depreciation                                                     (175)
                                                            ---------
                                                              109,200
Less: valuation allowance                                    (109,200)
                                                            ---------

                                                            $      --
                                                            =========

The Company has established a valuation allowance equal to the full amount of the net deferred tax asset primarily because of uncertainty in the utilization of net operating loss carryforwards.

At June 30, 2000, the Company has federal and state net operating loss carryforwards in the approximate amount of $475,000 available to offset future taxable income through 2020 and 2005, respectively.

--------------------------------------------------------------------------------
                                     NOTE 5

                                  COMMITMENTS:
--------------------------------------------------------------------------------

The Company currently leases office space in Scottsdale, Arizona under a non-cancelable operating lease agreement, which expires in January 2001. For the year ended June 30, 2000, expense under the aforementioned non-cancelable operating lease agreement was approximately $8,000.

The Company has future minimum lease payments due under the operating lease agreement in the amount of $11, 088 for the year ended June 30, 2001.

--------------------------------------------------------------------------------
                                     NOTE 6

                              STOCKHOLDERS' EQUITY:
--------------------------------------------------------------------------------

START UP COST:

During January, 2000, the Company issued 8,000,000 shares of $.0001 par value common stock for expenses in relation to the startup of the Company.

SALE OF COMMON STOCK:

On January 25, 2000, the Company sold 150,000 shares of $.0001 par value common stock for $.20 a share.

PRIVATE PLACEMENT:

In February, 2000 the Company authorized a private offering of 1,000,000 shares of $.0001 par value common stock at $.25 per share. As of June 30, 2000, 760,000 shares had been sold and proceeds from the offering, in the amount of $190,000 were used for working capital. The shares issued have registration rights, and an anti-dilution clause.

                             E-RIVER MARKETING, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
                                     NOTE 6

                              STOCKHOLDERS' EQUITY:
                                   (CONTINUED)
--------------------------------------------------------------------------------

BRIDGE FINANCING:

The Company secured bridge financing in January, 2000. In consideration of the financing, the lender received 3 year warrants to purchase 1,000,000 shares of the Company's common stock at an exercise price of $.10 per share. The warrants were called in April of 2000 and all were exercised. In May of 2000 the bridge financing loan was converted to 1,000,000 shares of the Company's common stock at an exercise price of $.05 per share.

STOCK ISSUED FOR FINANCING EXPENSE:

In May, 2000, the Company issued 4,000 shares of $.0001 par value common stock for financing expense in relation to the bridge note.

STOCK ISSUED FOR SERVICES:

During May, 2000, the Company issued 1,500,000 shares of $.0001 par value common stock for employment agreements with three individuals. The common stock was valued at $.25 per share.

--------------------------------------------------------------------------------
                                     NOTE 7

                               SUBSEQUENT EVENTS:
--------------------------------------------------------------------------------

On July 10, 2000, Regency Group Limited, Inc., based in Scottsdale, Arizona, acquired all of the assets of e-River Marketing, Inc. Regency Group Limited, Inc. exchanged 5,000,000 shares of their common restricted stock, and 2,500 shares of convertible preferred stock for all of the shares of e-River Marketing, Inc. stock. The total value of the equities issued was $1,500,000 as of the date of the transaction.

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition in July, 2000 of e-River Marketing, Inc. by Regency Group Limited, Inc. They are based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future.

The pro forma financial information is based on the purchase method of accounting for the acquisition of e-River Marketing, Inc. by Regency Group Limited, Inc. The pro forma entries are described in the accompanying footnotes to the unaudited pro forma condensed consolidated financial statements.

The following represents pro forma condensed consolidated balance sheet and statement of operations for the year ended June 30, 2000. The pro forma balance sheet assumes the acquisition of e-River Marketing, Inc. occurred as of June 30, 2000, while the pro forma statement of operations assumes the acquisition was effective as of the first day of the year.

                             E-RIVER MARKETING, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
                                     NOTE 7

                               SUBSEQUENT EVENTS:
                                   (CONTINUED)
--------------------------------------------------------------------------------

            PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2000

                                                                                            PRO FORMA
                                      REGENCY GROUP        E-RIVER          PRO FORMA      CONSOLIDATED
                                       LIMITED, INC.    MARKETING, INC.    ADJUSTMENTS       AMOUNTS
                                       -------------    ---------------    -----------       -------
                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents            $   122,685       $    39,614                       $   162,299
  Accounts receivable-trade, net                --           461,400                           461,400
  Inventory                                     --            93,917                            93,917
  Other current assets                      43,921             6,584                            50,505
                                       -----------       -----------                       -----------
       TOTAL CURRENT ASSETS                166,606           601,515                           768,121
                                       -----------       -----------                       -----------
PROPERTY AND EQUIPMENT, NET                 11,323            22,588                            33,911
                                       -----------       -----------                       -----------
OTHER ASSETS:
  Note Receivable                          300,000                --                           300,000
  Due from related party                    78,463                --                            78,463
  Investments                              795,101                --                           795,101
  Goodwill                                 355,401                -- (1)     1,229,460       1,584,861
                                       -----------       -----------                       -----------
                                         1,528,965                --                         2,758,425
                                       -----------       -----------                       -----------

       TOTAL ASSETS                    $ 1,706,894       $   624,103                       $ 3,560,457
                                       ===========       ===========                       ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Loans payable-related parties        $   350,000       $   340,000                       $   690,000
  Accounts payable                           4,800            13,563                            18,363
                                       -----------       -----------                       -----------
       TOTAL CURRENT LIABILITIES           354,800           353,563                           708,363
                                       -----------       -----------                       -----------

STOCKHOLDERS' EQUITY:
  Stocks                                 1,746,750           746,216  (1)    1,500,000
                                                                      (1)     (746,216)      3,246,750
  Accumulated Deficit                     (394,656)         (475,676) (1)      475,676        (394,656)
                                       -----------       -----------                       -----------
       TOTAL STOCKHOLDERS' EQUITY        1,352,094           270,540                         2,852,094
                                       -----------       -----------                       -----------
       TOTAL LIABILITIES
        AND STOCKHOLDERS' EQUITY       $ 1,706,894       $   624,103                       $ 3,560,457
                                       ===========       ===========                       ===========

(1) To record the acquisition of e-River Marketing, Inc. by Regency Group Limited, Inc. for stock valued at $1,500,000.

                         E-RIVER MARKETING SYSTEMS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
                                     NOTE 7

                               SUBSEQUENT EVENTS:
                                   (CONTINUED)
--------------------------------------------------------------------------------

                   PRO FORMA UNAUDITED CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR-ENDED JUNE 30, 2000

                                                                                               PRO FORMA
                                              REGENCY GROUP      E-RIVER (1)     PRO FORMA    CONSOLIDATED
                                              LIMITED, INC.    MARKETING, INC.  ADJUSTMENTS     AMOUNTS
                                              -------------    ---------------  -----------     -------
REVENUES                                      $         --     $    885,304                   $    885,304

COST OF REVENUES                                        --          793,084                        793,084
                                               -----------       ----------                    -----------

GROSS PROFIT                                            --           92,220                         92,220

GENERAL AND ADMINISTRATIVE EXPENSES                275,323          565,506(2)     245,892       1,086,721
                                               -----------       ----------                    -----------

NET LOSS FROM OPERATIONS                          (275,323)        (473,286)                    (1,178,941)
                                               -----------       ----------                    -----------

OTHER INCOME (EXPENSE):
  Loss on investment                               (25,000)              --                        (25,000)
  Other income                                      30,165               --                         30,165
  Interest income                                    4,800               --                          4,800
  Interest expense                                  (4,800)          (2,390)                        (7,190)
  Equity in loss of minority
   interest investment                            (124,498)              --                       (124,498)
                                               -----------       ----------                    -----------

TOTAL OTHER INCOME (EXPENSE)                      (119,333)          (2,390)                      (121,723)
                                               -----------       ----------                    -----------

NET LOSS                                       $  (394,656)      $ (475,676)                   $(1,300,664)
                                               ===========       ==========                    ===========

LOSS PER COMMON SHARE                          $     (0.01)      $    (0.05)                   $     (0.03)
                                               ===========       ==========                    ===========

WEIGHTED AVERAGE SHARES USED IN COMPUTATION     40,538,320        9,521,700                     44,348,760
                                               ===========       ==========                    ===========


(1) Represents activity for the period from inception, February 1, 2000, through June 30, 2000.

(2) To amortize goodwill in connection with the purchase of e-River Marketing , Inc. on a straight-line basis over five years.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     REGENCY GROUP LIMITED, INC.


                                     By: /s/ Roberto Filice
                                        -----------------------
                                     Its: President
                                     Dated: September 25, 2000